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                                                               EXHIBIT 99.(a)(3)


                               ZAPATA CORPORATION

                         NOTICE OF GUARANTEED DELIVERY
                           OF SHARES OF COMMON STOCK



                 This form or a facsimile hereof must be used to accept the Offer (as defined below) if:

                          (a) certificates for shares of Common Stock, par value $0.25 per share (the "Shares"), of Zapata Corporation, a Delaware corporation (the "Company"), cannot be delivered to the Depositary prior to the Expiration Date (as defined in Section 1 of the Company's Offer to Purchase dated January 14, 1997 (the "Offer to Purchase")); or

                          (b) the procedure for book-entry transfer (set forth in Section 2 of the Offer to Purchase) cannot be completed on a timely basis; or

                          (c) the Letter of Transmittal (or a facsimile thereof) and all other required documents cannot be delivered to the Depositary prior to the Expiration Date.

                 This form, properly completed and duly executed, may be
delivered by hand, mail or facsimile transmission to the Depositary.   See
Section 2 of the Offer to Purchase.

             TO:  AMERICAN STOCK TRANSFER & TRUST CO., Inc., Depositary

      By Mail, Hand or Overnight Courier:        By Facsimile Transmission:
                                              (for Eligible Institutions only)
                 40 Wall Street                         718-234-5001
                   46th Floor
            New York, New York 10005                Confirm by Telephone:
                                                        718-921-8200

   DELIVERY  OF THIS  INSTRUMENT TO  AN ADDRESS  OTHER THAN  AS SET
   FORTH ABOVE  OR A  TRANSMISSION OF INSTRUCTIONS TO  A FACSIMILE
   NUMBER OTHER THAN THE  ONES LISTED ABOVE  DOES NOT CONSTITUTE  A VALID
   DELIVERY.

                 This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" (as defined in the Offer to Purchase) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

                 The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase.





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 No. of Shares tendered                                      SIGN HERE
                Shares
 -------------

 Certificate Nos.
                                               ---------------------------------
 (if available):                                           (SIGNATURE(S))

 -----------------------------------------

 -----------------------------------------
 If Shares will be delivered by                ---------------------------------
 book-entry transfer:                                      (SIGNATURE(S))

 Name of Tendering Institution:
                               ------------    ---------------------------------
                                                       (NAME(S)) (PLEASE PRINT)
 ------------------------------------------
 Account No.:
               ----------------------------

                                               ---------------------------------
 at:                                                       (ADDRESS)

 [ ]  The Depository Trust Company
                                               ---------------------------------
 [ ]  Philadelphia Depository Trust Company                (ZIP CODE)


                                               ---------------------------------
                                                   (AREA CODE AND TELEPHONE NO.)


                                   GUARANTEE
                    (Not to be used for signature guarantee)

                 The undersigned, an "Eligible Institution," guarantees (a) that the above named person(s) has a "net long position" in the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of Shares complies with Rule 14e-4 and
(c) to deliver to the Depositary either the stock certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company or Philadelphia Depository Trust Company, in any such case together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof) and any other required documents, all within three New York Stock Exchange trading days after the date of execution of this notice.




                                               ---------------------------------
                                                         (NAME OF FIRM)

                                               ---------------------------------
                                                     (AUTHORIZED SIGNATURE)


                                               ---------------------------------
                                                             (NAME)


                                               ---------------------------------
                                                           (ADDRESS)


                                               ---------------------------------
                                                           (ZIP CODE)

 Dated:
         ----------------------                ---------------------------------
                                                  (AREA CODE AND TELEPHONE NO.)

DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.





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